Exhibit 10.4

                                 MUTUAL RELEASE

     NOW, THEREFORE, in consideration of the mutual covenants and consideration contained in the agreements dated January 9, 2001 and January 31, 2001, ADVANTAGE FUND II LTD. ("ADVANTAGE"), KOCH INVESTMENT GROUP LTD. ("KOCH"), GLOBAL TECHNOLOGIES, LTD. ("GLOBAL TECHNOLOGIES") and IRWIN L. GROSS ("GROSS") agree as follows:

     ADVANTAGE and KOCH, their officers, directors, representatives, agents, successors and assigns each hereby release and forever discharge GLOBAL and GROSS, and each of GLOBAL'S and GROSS'S parents, subsidiaries, directors, officers, managers, agents, employees, predecessors, successors, and assigns, if any, from any and all claims, liens, demands, causes of action, obligations, damages, and liabilities, known or unknown, that ADVANTAGE and KOCH, their officers, directors, representatives, agents, successors and assigns have now or have ever had from the beginning of time to the present, relating to (i) the Private Placement Purchase Agreement dated as of June 8, 2000, (ii) the 8% Secured Convertible Notes each dated as of June 8, 2000, (iii) the Convertible Secured Note Purchase Agreement dated as of October 3, 2000, (iv) the Stock Pledge Agreement dated October 3, 2000, (v) the Registration Rights Agreement dated as of October 3, 2000, (vi) the 8% Secured Convertible Notes each dated as of October 3, 2000, and (vii) arising under, with respect to, or in connection with the transactions or claims asserted, or which could have been asserted, in the action in the Supreme Court of the State of New York, County of New York, entitled ADVANTAGE FUND II LTD. AND KOCH INVESTMENT GROUP LTD. V. GLOBAL TECHNOLOGIES, LTD. AND IRWIN L. GROSS, Index No. 125277/00 (the "Action"); and

     GLOBAL and GROSS, their officers, directors, representatives, agents, heirs, executors, administrators, successors and assigns each hereby release and forever discharge ADVANTAGE and KOCH, and each of ADVANTAGE'S and KOCH'S parents, subsidiaries, directors, officers, managers, agents, employees, predecessors, successors, and assigns, if any, from any and all claims, liens, demands, causes of action, obligations, damages, and liabilities, known or unknown, that GLOBAL and GROSS, their officers, directors, representatives, agents, heirs, executors, administrators, successors and assigns have now or have ever had from the beginning of time to the present, relating to (i) the Private Placement Purchase Agreement dated as of June 8, 2000, (ii) the 8% Secured Convertible Notes each dated as of June 8, 2000, (iii) the Convertible Secured Note Purchase Agreement dated as of October 3, 2000, (iv) the Stock Pledge Agreement dated October 3, 2000, (v) the Registration Rights Agreement dated as of October 3, 2000, (vi) the 8% Secured Convertible Notes each dated as of October 3, 2000, and (vii) arising under, with respect to, or in connection with the transactions or claims asserted, or which could have been asserted in the Action.

     All executed copies of this Release are duplicate originals, equally admissible in evidence. This Release may be executed in counterparts.

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
     This Release may only be amended, varied, or modified by a written document executed by ADVANTAGE, KOCH, GLOBAL and GROSS.

                                        ADVANTAGE FUND II LTD.


Dated: January   , 2001                 By:
                                           -------------------------------------
                                           Name:
                                           Its:


                                        KOCH INVESTMENT GROUP LTD.


Dated: January   , 2001                 By:
                                           -------------------------------------
                                           Name:
                                           Its:


                                        GLOBAL TECHNOLOGIES, LTD.


Dated: January   , 2001                 By:
                                           -------------------------------------
                                           Name:
                                           Its:


Dated: January   , 2001
                                        ----------------------------------------
                                        IRWIN L. GROSS

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